UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08547

Pioneer Series Trust XII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Growth Fund

Annual Report | August 31, 2022

A: PINDX	C: INDCX	Y: INYDX

visit us: www.amundi.com/us

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the 12-month period ended August 31, 2022. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (‘Ace’) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer Disciplined Growth Fund’s Class A shares returned -14.84% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the Russell 1000 Growth Index, returned -19.06%. During the same period, the average return of the 1,252 mutual funds in Morningstar’s Large Growth Funds category was -23.75%.
Q	How would you describe the market environment for equity investors over the 12-month period ended August 31, 2022?
A	Several themes dominated the investment landscape over the 12-month period. The early part of the period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. As the period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market.

The landscape shifted more dramatically during the fourth quarter of 2021, as many central banks, including the US Federal Reserve (Fed), began signaling a future tightening of their monetary policies in response to the higher inflation levels. The persistent rise in inflation resulted in a reversal by the Fed in the fourth quarter, as the US central bank doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (MBS), known as quantitative easing. The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 (after it has concluded tapering its asset purchases), and another two in 2023.

Inflationary pressures worsened during the winter months, causing greater apprehension in the markets with regard to the actions of central banks. In late-February 2022, the Russian invasion of Ukraine led to a spike in

4 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

volatility, making investors more risk-averse and causing many to reduce their exposure to higher-risk assets, including equities. The war in Ukraine also exacerbated inflation concerns, given Russia’s leading position as an energy supplier to Europe, along with Ukraine’s status as a large agricultural-exporting nation. Meanwhile, China’s ongoing “zero-COVID” policy led to extended lockdowns in that country, which caused further disruptions to the global supply chain and raised new concerns about economic growth.

By late spring, investor speculation centered on whether the Fed would achieve a “soft landing,” in which economic growth would slow, but remain positive, while it brought inflation under control. After ending its quantitative easing program, the Fed’s tightening of monetary policy became increasingly aggressive, with an initial 0.25% increase in the federal funds rate target range in March, followed by a further 0.50% increase in May, and increases of 0.75% in both June and July. Despite those efforts, US inflation remained at 40-year highs, signaling the likelihood of further Fed tightening ahead. Similarly, in Europe, the Swiss central bank and the Bank of England joined the European Central Bank in raising their key interest rates.

All of those factors led global stocks into bear market territory, as key equity benchmarks sank to their lowest levels since the onset of the COVID-19 pandemic in early 2020. Domestic equities, as measured by the Standard & Poor’s 500 Index, returned -11.23% for the 12-month period. Growth stocks, as measured by the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), struggled significantly during the period, returning -19.06% and underperforming both the broader domestic equity market and their value stock counterparts, as the Russell 1000 Value Index returned -6.23% for the 12-month period.

Within the Fund’s benchmark, nine of the 11 market sectors turned in negative performance during the 12-month period. The energy sector, up by 81%, was by far and away the best performer, as rising oil prices benefited energy companies in general. The consumer staples sector, up by 4.5%, was the only other sector within the Russell Index to generate a positive return over the period. The worst performers within the Russell Index during the 12-month period included the communication services sector, which was down by more than 40%, and the health care sector, which returned -20%.

Q	Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the 12-month period ended August 31, 2022?
A	In a difficult investment environment, particularly for growth stocks, the Fund generated a negative total return for the 12-month period, but did manage to outperform the Russell Index by a solid margin. Key positive

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 5

contributors to the Fund’s benchmark-relative performance during the period included asset allocation decisions, such as the portfolio’s underweight to the struggling communication services sector, and overweights to the energy and consumer staples sectors, which were the only two market segments within the benchmark to register positive returns for the period. With regard to stock selection results, the Fund’s holdings within the health care and financials sectors benefited relative returns.

At the individual security level, a key positive contributor to the Fund’s relative results was the portfolio’s underweight exposure to PayPal, a leader in digital payment and services. The stock underperformed significantly in the early part of the 12-month period, and we exited the Fund’s PayPal position prior to the end of 2021. While we recognize the company’s leadership position in the digital payment segment, we felt the shares had become overvalued. A position in Cheniere Energy, a leading producer and exporter of liquefied natural gas, aided the Fund’s relative performance during the 12-month period. The company has benefited from the dramatic increase in the price of natural gas as well as the increasing importance of liquefied natural gas to European energy security in the wake of the conflict in Ukraine. As a result, we think Cheniere could generate a solid amount of free cash flow and use the proceeds to pay down its debt, and increase returns to shareholders through dividends* and share buybacks. Another positive contributor to the Fund’s relative performance during the period was a position in pharmaceutical company Eli Lilly. During the second quarter of 2022, surprisingly strong data surrounding the company’s novel diabetes-management drug for the treatment of obesity drove the stock price higher. In addition, the FDA approved the drug for treatment of Type 2 Diabetes during the second quarter, which, while largely expected, had the effect of de-risking the path to the eventual label expansion of the drug into obesity treatment. Lastly, the company exceeded consensus revenue and earnings expectations, while raising guidance for both.

On the negative side, the Fund’s underweight to the information technology sector, which held up better than some other sectors within the Russell Index during the period, detracted from relative returns, as did stock selection results within the consumer discretionary sector.

With regard to individual stocks, not owning shares of Apple, which performed well, detracted from the Fund’s benchmark-relative returns during the period. We continue to believe that Apple’s stock is highly valued relative to the company’s growth potential, despite the power of the Apple brand and its proven ability to move into new products and services. Other positions that detracted from the Fund’s benchmark-relative results over the 12-month period included Aptiv and Lam Research. Like most

* Dividends are not guaranteed.

6 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

automotive manufacturers and suppliers, Aptiv’s shares traded lower in the first quarter of 2022 as investors moved away from the sector due to persistent inflation readings, which raised the specter of higher interest rates and an eventual recession that could undercut auto demand. Meanwhile, supply bottlenecks tied to semiconductor availability, while improved from last year, have continued to limit auto production levels. As an auto supplier that trades at a premium to its peer group, Aptiv has felt those pressures to a greater degree than most. We believe auto stocks are likely to remain volatile as questions about consumer confidence persist, but we also feel that Aptiv has remained in a good position to benefit from any eventual production recovery in the sector. A position in Lam Research, a semiconductor-processor-equipment manufacturer, also detracted from the Fund’s relative performance for the period, despite reporting strong growth and profitability in the first quarter of 2022, as investors reacted negatively to management’s outlook for weaker revenues and earnings in 2022, attributed primarily to supply constraints.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended August 31, 2022?
A	No, the Fund had no exposure to derivatives during the 12-month period.
Q	What is your outlook as the Fund enters a new fiscal year?
A	Despite decelerating economic growth, job creation has remained strong, with approximately 11 million jobs unfilled in the US as of the end of August. Employment and inflation typically have had a lagging response to increased interest rates, and so we expect a rise in unemployment along with a decrease in inflation throughout the remainder of the year. The Fed has remained hawkish, with a focus on reducing inflation at the expense of economic growth as the lesser of two evils. While a “soft landing” is possible, we believe it would require inflation to drop much more quickly than most investors anticipate. Therefore, we think it is more likely that a recessionary period occurs in the second half of 2022, or early 2023. Further sharp interest-rate increases in September are nearly certain, perhaps followed by smaller increases through year-end.

In general, second-quarter 2022 corporate earnings growth exceeded expectations, but many companies were guiding for weaker results for the third quarter and/or the remainder of the year. Profit-margin pressure, for most, has been the prime culprit. Earnings estimates for 2023 are also likely too high, in our opinion, and valuations, therefore, are not as reasonable as many investors think. We believe the equity market’s late-August decline following a rally from mid-June likely owed to reduced optimism that the Fed would pivot on policy in the relatively near future. We remain concerned, and believe that this environment is unlikely to benefit the more

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 7

speculative or cyclical parts of the market. In particular, we think valuations for speculative stocks are still elevated, thus presenting a key risk to the overall market.

Going forward, we expect that equity markets will continue to be highly volatile as investors react quickly to economic growth, employment, and inflation data, in addition to the events in Ukraine. Whether equities have already reached their lows depends on whether or not inflation drops quickly, and we think the Fed is likely to stay aggressive in tackling inflation over the remainder of the year.

Please refer to the Schedule of Investments on pages 16–19 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.

Investing in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Portfolio Summary | 8/31/22

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Amazon.com, Inc.	7.12%
2.	Visa, Inc., Class A	5.00
3.	Adobe, Inc.	3.32
4.	Danaher Corp.	3.11
5.	IQVIA Holdings, Inc.	3.03
6.	Rockwell Automation, Inc.	2.99
7.	Amphenol Corp., Class A	2.93
8.	Advanced Micro Devices, Inc.	2.84
9.	Deere & Co.	2.82
10.	Intuit, Inc.	2.65

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 9

Prices and Distributions | 8/31/22

Net Asset Value per Share

Class	8/31/22	8/31/21
A	$13.97	$21.98
C	$ 9.88	$17.28
Y	$14.76	$22.90

Distributions per Share: 9/1/21–8/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$2.2185	$3.5145
C	$ —	$2.2185	$3.5145
Y	$ —	$2.2185	$3.5145

Index Definitions

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2022)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	13.56%	12.90%	15.09%
5 years	13.45	12.12	14.78
1 year	-14.84	-19.74	-19.06

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.02%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 11

Performance Update | 8/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2022)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	12.63%	12.63%	15.09%
5 years	12.55	12.55	14.78
1 year	-15.51	-16.08	-19.06

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.84%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Performance Update | 8/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of August 31, 2022)
		Russell
		1000
	Net Asset	Growth
Period	Value (NAV)	Index
10 years	13.84%	15.09%
5 years	13.65	14.78
1 year	-14.81	-19.06

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from March 1, 2022 through August 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account	$906.60	$902.30	$906.10
Value (after expenses)
on 8/31/22
Expenses Paid	$4.81	$8.68	$4.04
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.81%, and 0.84% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/22
Ending Account	$1,020.16	$1,016.08	$1,020.97
Value (after expenses)
on 8/31/22
Expenses Paid	$5.09	$9.20	$4.28
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.81%, and 0.84% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 15

Schedule of Investments | 8/31/22

Shares			Value
UNAFFILIATED ISSUERS — 100.0%
COMMON STOCKS — 97.3% of Net Assets
Auto Components — 1.6%
	269,622(a)	Aptiv Plc	$ 25,190,784
		Total Auto Components	$ 25,190,784
Banks — 1.3%
	119,375	Signature Bank/New York NY	$ 20,814,225
		Total Banks	$ 20,814,225
Beverages — 1.0%
	65,488	Constellation Brands, Inc., Class A	$ 16,113,322
		Total Beverages	$ 16,113,322
Biotechnology — 1.1%
	87,193(a)	Alnylam Pharmaceuticals, Inc.	$ 18,020,177
		Total Biotechnology	$ 18,020,177
Capital Markets — 5.2%
	468,145	Charles Schwab Corp.	$ 33,214,888
	87,779	CME Group, Inc.	17,170,450
	324,028	Intercontinental Exchange, Inc.	32,678,224
		Total Capital Markets	$ 83,063,562
Chemicals — 1.7%
	169,174	Ecolab, Inc.	$ 27,715,776
		Total Chemicals	$ 27,715,776
Communications Equipment — 1.3%
	466,233	Cisco Systems, Inc.	$ 20,849,940
		Total Communications Equipment	$ 20,849,940
Containers & Packaging — 0.7%
	210,745	Ball Corp.	$ 11,761,678
		Total Containers & Packaging	$ 11,761,678
Diversified Consumer Services — 0.7%
	175,755(a)	Bright Horizons Family Solutions, Inc.	$ 11,986,491
		Total Diversified Consumer Services	$ 11,986,491
Electric Utilities — 0.5%
	97,565	NextEra Energy, Inc.	$ 8,298,879
		Total Electric Utilities	$ 8,298,879
Electrical Equipment — 5.4%
	288,811	Eaton Corp. Plc	$ 39,463,135
	197,378	Rockwell Automation, Inc.	46,766,743
		Total Electrical Equipment	$ 86,229,878

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Shares			Value
Electronic Equipment, Instruments &
Components — 2.9%
	622,497	Amphenol Corp., Class A	$ 45,772,204
Total Electronic Equipment, Instruments &
		Components	$ 45,772,204
Entertainment — 2.2%
	312,998(a)	Walt Disney Co.	$ 35,080,816
		Total Entertainment	$ 35,080,816
Equity Real Estate Investment Trusts (REITs) — 2.8%
	125,558	Crown Castle, Inc.	$ 21,449,073
	187,243	Digital Realty Trust, Inc.	23,148,852
		Total Equity Real Estate Investment Trusts (REITs)	$ 44,597,925
Health Care Equipment & Supplies — 3.0%
	142,156(a)	Intuitive Surgical, Inc.	$ 29,247,176
	87,312	ResMed, Inc.	19,201,655
		Total Health Care Equipment & Supplies	$ 48,448,831
Health Care Providers & Services — 1.1%
	32,603	UnitedHealth Group, Inc.	$ 16,931,716
		Total Health Care Providers & Services	$ 16,931,716
Hotels, Restaurants & Leisure — 1.7%
	14,878(a)	Booking Holdings, Inc.	$ 27,908,301
		Total Hotels, Restaurants & Leisure	$ 27,908,301
Interactive Media & Services — 0.5%
	46,805(a)	Meta Platforms, Inc., Class A	$ 7,625,939
		Total Interactive Media & Services	$ 7,625,939
Internet & Direct Marketing Retail — 6.9%
	877,442(a)	Amazon.com, Inc.	$ 111,233,322
		Total Internet & Direct Marketing Retail	$ 111,233,322
IT Services — 9.5%
	107,353	Accenture Plc, Class A	$ 30,967,046
	109,179	Broadridge Financial Solutions, Inc.	18,688,169
	382,140	Cognizant Technology Solutions Corp., Class A	24,139,784
	393,226	Visa, Inc., Class A	78,137,939
		Total IT Services	$ 151,932,938
Life Sciences Tools & Services — 6.0%
	179,957	Danaher Corp.	$ 48,572,194
	222,438(a)	IQVIA Holdings, Inc.	47,303,665
		Total Life Sciences Tools & Services	$ 95,875,859
Machinery — 2.7%
	120,719	Deere & Co.	$ 44,092,615
		Total Machinery	$ 44,092,615

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 17

Schedule of Investments | 8/31/22 (continued)

Shares			Value
		Oil, Gas & Consumable Fuels — 4.7%
	153,295	Cheniere Energy, Inc.	$ 24,554,793
	810,511	Coterra Energy, Inc.	25,052,895
	105,208	Pioneer Natural Resources Co.	26,640,770
		Total Oil, Gas & Consumable Fuels	$ 76,248,458
		Personal Products — 1.3%
	80,700	Estee Lauder Cos., Inc., Class A	$ 20,528,466
		Total Personal Products	$ 20,528,466
		Pharmaceuticals — 1.6%
	87,022	Eli Lilly & Co.	$ 26,213,637
		Total Pharmaceuticals	$ 26,213,637
		Semiconductors & Semiconductor Equipment — 9.5%
	522,359(a)	Advanced Micro Devices, Inc.	$ 44,332,608
	215,138	Analog Devices, Inc.	32,599,861
	44,413	Lam Research Corp.	19,448,897
	157,518	MKS Instruments, Inc.	15,690,368
	247,953	Texas Instruments, Inc.	40,964,315
		Total Semiconductors & Semiconductor Equipment	$ 153,036,049
		Software — 15.8%
	138,841(a)	Adobe, Inc.	$ 51,848,783
	109,852(a)	ANSYS, Inc.	27,276,252
	177,472(a)	Autodesk, Inc.	35,803,201
	95,922	Intuit, Inc.	41,417,201
	41,113(a)	Palo Alto Networks, Inc.	22,892,130
	110,661(a)	Salesforce, Inc.	17,276,395
	85,167(a)	ServiceNow, Inc.	37,015,282
	58,525(a)	Synopsys, Inc.	20,250,820
		Total Software	$ 253,780,064
		Specialty Retail — 3.5%
	204,152	Ross Stores, Inc.	$ 17,612,193
	612,636	TJX Cos., Inc.	38,197,855
		Total Specialty Retail	$ 55,810,048
		Textiles, Apparel & Luxury Goods — 1.1%
	60,904(a)	Lululemon Athletica, Inc.	$ 18,268,764
		Total Textiles, Apparel & Luxury Goods	$ 18,268,764
		TOTAL COMMON STOCKS
		(Cost $1,691,542,591)	$ 1,563,430,664

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Shares		Value
SHORT TERM INVESTMENTS — 2.7% of
Net Assets
Open-End Fund — 2.7%
43,167,883(b)	Dreyfus Government Cash Management, Institutional
	Shares, 2.11%	$ 43,167,883
$ 43,167,883
TOTAL SHORT TERM INVESTMENTS
	(Cost $43,167,883)	$ 43,167,883
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 100.0%
	(Cost $1,734,710,474)	$ 1,606,598,547
	OTHER ASSETS AND LIABILITIES — 0.0%†	$ 167,425
	NET ASSETS — 100.0%	$ 1,606,765,972

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2022.
†	Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $1,972,823,834 and $2,098,132,739, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Fund did not engage in any cross trade activity.

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,743,579,560 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 66,073,781
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(203,054,794)
Net unrealized depreciation	$ (136,981,013)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	– significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of August 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,563,430,664	$ —	$ —	$1,563,430,664
Open-End Fund	43,167,883	—	—	43,167,883
Total Investments in Securities	$1,606,598,547	$ —	$ —	$1,606,598,547

During the year ended August 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 19

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,734,710,474)	$1,606,598,547
Receivables —
Fund shares sold	724,665
Dividends	1,142,429
Interest	41,209
Other assets	26,649
Total assets	$1,608,533,499
LIABILITIES:
Payables —
Fund shares repurchased	$ 1,120,997
Trustees’ fees	14,018
Professional fees	63,088
Transfer agent fees	173,588
Registration fees	40,211
Due to affiliates
Distribution fees	54,776
Management fees	141,747
Other due to affiliates	78,680
Accrued expenses	80,422
Total liabilities	$ 1,767,527
NET ASSETS:
Paid-in capital	$1,657,791,643
Distributable earnings (loss)	(51,025,671)
Net assets	$1,606,765,972
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,529,841,867/109,547,575 shares)	$ 13.97
Class C (based on $8,967,936/907,875 shares)	$ 9.88
Class Y (based on $67,956,169/4,604,335 shares)	$ 14.76
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.97 net asset value per share/100%-5.75%
maximum sales charge)	$ 14.82

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Statement of Operations
FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 19,035,783
Interest from unaffiliated issuers	114,722
Total Investment Income		$ 19,150,505
EXPENSES:
Management fees	$ 11,254,482
Administrative expenses	663,306
Transfer agent fees
Class A	582,238
Class C	7,878
Class Y	42,991
Distribution fees
Class A	4,377,342
Class C	103,215
Shareowner communications expense	366,074
Custodian fees	16,491
Registration fees	76,903
Professional fees	126,072
Printing expense	56,799
Trustees’ fees	88,110
Insurance expense	3,064
Miscellaneous	179,766
Total expenses		$ 17,944,731
Net investment income		$ 1,205,774
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$163,016,361
Class actions	31,878	$ 163,048,239
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(441,183,278)
Net realized and unrealized gain (loss) on investments		$(278,135,039)
Net decrease in net assets resulting from operations		$(276,929,265)

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 21

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	8/31/22	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,205,774	$ (796,326)
Net realized gain (loss) on investments	163,048,239	604,676,510
Change in net unrealized appreciation (depreciation)
on investments	(441,183,278)	(128,631,515)
Net increase (decrease) in net assets resulting
from operations	$ (276,929,265)	$ 475,248,669
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($5.73 and $5.07 per share, respectively)	$ (497,110,899)	$ (368,162,808)
Class C ($5.73 and $5.07 per share, respectively)	(3,498,768)	(3,428,872)
Class Y ($5.73 and $5.07 per share, respectively)	(7,001,499)	(12,777,635)
Total distributions to shareowners	$ (507,611,166)	$ (384,369,315)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 98,684,018	$ 65,660,278
Reinvestment of distributions	501,325,096	379,819,347
Cost of shares repurchased	(183,954,465)	(227,944,282)
Net increase in net assets resulting from
Fund share transactions	$ 416,054,649	$ 217,535,343
Net increase (decrease) in net assets	$ (368,485,782)	$ 308,414,697
NET ASSETS:
Beginning of year	$1,975,251,754	$ 1,666,837,057
End of year	$1,606,765,972	$ 1,975,251,754

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	8/31/22	8/31/22	8/31/21	8/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,326,404	$ 38,509,511	2,502,270	$ 49,386,900
Reinvestment of distributions	29,168,827	492,077,591	20,450,888	364,639,427
Less shares repurchased	(10,081,761)	(165,915,023)	(8,344,270)	(165,158,132)
Net increase	21,413,470	$ 364,672,079	14,608,888	$ 248,868,195
Class C
Shares sold	200,762	$ 2,374,113	136,102	$ 2,111,476
Reinvestment of distributions	291,557	3,498,689	242,020	3,414,909
Less shares repurchased	(251,890)	(3,189,550)	(426,293)	(6,571,370)
Net increase (decrease)	240,429	$ 2,683,252	(48,171)	$ (1,044,985)
Class Y
Shares sold	3,962,954	$ 57,800,394	682,071	$ 14,161,902
Reinvestment of distributions	322,604	5,748,816	634,232	11,765,011
Less shares repurchased	(846,365)	(14,849,892)	(2,712,597)	(56,214,780)
Net increase (decrease)	3,439,193	$ 48,699,318	(1,396,294)	$ (30,287,867)

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 23

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class A
Net asset value, beginning of period	$ 21.98	$ 21.71	$ 16.92	$ 19.74	$ 18.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ (0.01)	$ 0.01	$ 0.02	$ (0.00)(b)
Net realized and unrealized gain (loss) on investments	(2.29)	5.35	5.70	0.85	3.09
Net increase (decrease) from investment operations	$ (2.28)	$ 5.34	$ 5.71	$ 0.87	$ 3.09
Distributions to shareowners:
Net investment income	$ —	$ (0.00)(b)	$ (0.03)	$ (0.00)(b)	$ (0.03)
Net realized gain	(5.73)	(5.07)	(0.89)	(3.69)	(2.31)
Total distributions	$ (5.73)	$ (5.07)	$ (0.92)	$ (3.69)	$ (2.34)
Net increase (decrease) in net asset value	$ (8.01)	$ 0.27	$ 4.79	$ (2.82)	$ 0.75
Net asset value, end of period	$ 13.97	$ 21.98	$ 21.71	$ 16.92	$ 19.74
Total return (c)	(14.84)%(d)	30.02%	35.17%	6.84%	17.54%
Ratio of net expenses to average net assets	1.00%	1.02%	1.05%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets	0.07%	(0.04)%	0.03%	0.15%	0.02%
Portfolio turnover rate	112%	117%	101%	111%	98%
Net assets, end of period (in thousands)	$1,529,842	$1,937,041	$1,596,477	$1,255,198	$1,233,268

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2022, the total return would have been (14.90)%.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class C
Net asset value, beginning of period	$ 17.28	$ 18.22	$ 14.42	$ 17.51	$ 17.19
Increase (decrease) from investment operations:(a)
Net investment income (loss) (b)	$ (0.09)	$ (0.14)	$ (0.11)	$ (0.09)	$ (0.13)
Net realized and unrealized gain (loss) on investments	(1.58)	4.27	4.80	0.69	2.76
Net increase (decrease) from investment operations	$ (1.67)	$ 4.13	$ 4.69	$ 0.60	$ 2.63
Distributions to shareowners:
Net realized gain	$ (5.73)	$ (5.07)	$ (0.89)	$ (3.69)	$ (2.31)
Net increase (decrease) in net asset value	$ (7.40)	$ (0.94)	$ 3.80	$ (3.09)	$ 0.32
Net asset value, end of period	$ 9.88	$ 17.28	$ 18.22	$ 14.42	$ 17.51
Total return (c)	(15.51)%(e)	28.90%	34.12%	6.04%(d)	16.61%
Ratio of net expenses to average net assets	1.81%	1.84%	1.83%	1.87%	1.87%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.86)%	(0.75)%	(0.65)%	(0.79)%
Portfolio turnover rate	112%	117%	101%	111%	98%
Net assets, end of period (in thousands)	$ 8,968	$11,533	$13,036	$11,832	$23,754

(a)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(b)	The per-share data presented above is based on the average shares outstanding for the period presented.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.
(e)	The class action lawsuit did not have an impact on the total return.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Annual Report| 8/31/22 25

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Class Y
Net asset value, beginning of period	$ 22.90	$ 22.38	$ 17.41	$ 20.19	$ 19.38
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.03	$ 0.05	$ 0.07	$ 0.04
Net realized and unrealized gain (loss) on investments	(2.44)	5.56	5.88	0.87	3.15
Net increase (decrease) from investment operations	$ (2.41)	$ 5.59	$ 5.93	$ 0.94	$ 3.19
Distributions to shareowners:
Net investment income	$ —	$ (0.00)(b)	$ (0.07)	$ (0.03)	$ (0.07)
Net realized gain	(5.73)	(5.07)	(0.89)	(3.69)	(2.31)
Total distributions	$ (5.73)	$ (5.07)	$ (0.96)	$ (3.72)	$ (2.38)
Net increase (decrease) in net asset value	$ (8.14)	$ 0.52	$ 4.97	$ (2.78)	$ 0.81
Net asset value, end of period	$ 14.76	$ 22.90	$ 22.38	$ 17.41	$ 20.19
Total return (c)	(14.81)%(e)	30.28%	35.51%	7.09%(d)	17.72%
Ratio of net expenses to average net assets	0.84%	0.82%	0.81%	0.83%	0.87%
Ratio of net investment income (loss) to average net assets	0.19%	0.15%	0.28%	0.39%	0.20%
Portfolio turnover rate	112%	117%	101%	111%	98%
Net assets, end of period (in thousands)	$67,956	$26,677	$57,324	$45,416	$50,090

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.
(e)	The class action lawsuit did not have an impact on the total return.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares had not commenced operations as of August 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 27

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed

28 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, no securities were valued using fair value methods.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 29

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At August 31, 2022, the Fund deferred $16,467,273 of short-term late-year ordinary losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending August 31, 2023.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$196,426,626	$ 71,795,256
Long-term capital gains	311,184,540	312,574,059
Total	$507,611,166	$384,369,315

30 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,067,655
Undistributed long-term capital gains	101,354,960
Net unrealized depreciation	(136,981,013)
Qualified late year loss deferral	(16,467,273)
Total	$ (51,025,671)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $37,401 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 31

markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in small and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited

32 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.

The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 33

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $5 billion. For the year ended August 31, 2022, the effective management fee was equal to 0.63% of the Fund’s average daily net assets.

34 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $220,427 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund paid $88,110 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,018.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$361,032
Class C	3,751
Class Y	1,291
Total	$366,074

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 35

pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $54,776 in distribution fees payable to the Distributor at August 31, 2022.

In addition, Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2022, CDSCs in the amount of $1,492 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2022, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

36 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XII and the Shareholders of Pioneer Disciplined Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XII (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Disciplined Growth Fund (one of the funds constituting Pioneer Series Trust XII) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 37

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

38 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 26%.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 39

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation

40 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 41

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management (2007-2012);
	or removal.	Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice
President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 43

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University (	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High	(2022 – present); Board Member of
	earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	Carver Bancorp, Inc. (holding
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	company) and Carver Federal
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

44 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company) (1993 – 2001);
	until a successor trustee	Vice President – Corporate Finance and Treasury Group, Citibank, N.A.
	is elected or earlier	(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management
	retirement or removal.	Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman
Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group,
Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 1997.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company) (2004 –
	earlier retirement	(investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 45

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities
Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY
Alternative Investment Services, Inc. (financial services) (2005-2007)

46 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director,
Morgan Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US,
Inc. (since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 47

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of Amundi
US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi	None
Treasurer and	the discretion of	US since May 2021; Treasurer of all of the Pioneer Funds since May 2021;
Chief Financial and	the Board	Assistant Treasurer of all of the Pioneer Funds from January 2021 to
Accounting Officer		May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2000. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020

48 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US,
Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	discretion of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole
Indosuez Wealth Management (investment management firm) (2013 – 2021)

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 49

This page was intentionally left blank.

50 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

This page was intentionally left blank.

Pioneer Disciplined Growth Fund | Annual Report | 8/31/22 51

This page was intentionally left blank.

52 Pioneer Disciplined Growth Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19430-16-1022

Pioneer MAP – High Income Municipal Fund

Annual Report | August 31, 2022

Ticker Symbol: HIMUX

visit us: www.amundi.com/us

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges. The onset of the COVID-19 pandemic in March 2020 was the most significant development, as the pandemic affected the everyday lives of millions and led to major changes in government and central-bank policies. Later that year, the widespread distribution of COVID-19 vaccines led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year, and led to strong performance overall.

Eventually, however, the easier monetary and fiscal policies enacted during the height of the pandemic as well as ongoing supply chain issues, which were, at least in part, an outgrowth of certain virus-containment measures, were among the numerous factors that combined to drive inflation levels higher in the latter part of 2021.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of 2022, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In the US, the upcoming mid-term elections in November of this year are another important benchmark that investors are closely monitoring, as political uncertainty has often contributed to increased market volatility.

2 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
October 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 3

Portfolio Management Discussion | 8/31/22

In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer MAP-High Income Municipal Fund* during the 12-month period ended August 31, 2022. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended August 31, 2022?
A	Pioneer MAP-High Income Municipal Fund returned -9.49% at net asset value during the 12-month period ended August 31, 2022, while the Fund’s benchmark, the Bloomberg US Municipal High Yield Bond Index (the Bloomberg Index), returned -10.06%. During the same period, the average return of the 201 mutual funds in Morningstar’s High-Yield Municipal Funds category was -11.25%.
Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2022?
A	Consistent with the poor returns for the broader fixed-income market, municipal issues suffered unusually weak performance over the past 12 months. Two key developments played a role in the market’s sizable downturn.

First, the US Federal Reserve (Fed) sought to combat inflation by ending its quantitative easing (bond purchase) policy and beginning to raise interest rates. The Fed hiked the target range for the federal funds rate by 25 basis points (bps) at its March meeting, and then followed up with increases of 50 bps, 75 bps, and 75 bps, in May, June, and July, respectively. (A basis point is equal to 1/100th of a percentage point.) As of August 31, investors had come to anticipate several more increases to the federal funds rate target range before year-end. Those factors contributed to an across-the-board rise in government bond yields over the period. For example, the 10-year US Treasury note, which came into the period with a yield of 1.30% in September 2021, had risen to 3.15% by the final day of August 2022. (Bond prices and yields have tended to move in opposite directions.)

*	The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Pioneer High Income Municipal Portfolio (the “Portfolio”), which has the same investment objective and policies as the Fund. Unless otherwise indicated, references to the Fund include the Portfolio.

4 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

The second development contributing to the market downturn during the period was that with the rise in prevailing yields came an increase in yield spreads for municipal issues relative to US Treasuries. The combination of Russia’s invasion of Ukraine, ongoing supply chain disruptions, and questions about the direction of the economy led to underperformance for the bond market’s “spread sectors” in relation to Treasuries over the 12-month period. (Spread sectors are nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.) In that environment, the municipal market experienced substantial outflows, which further weighed on municipal bond prices.

High-yield municipal issues, while losing ground in absolute terms, finished the 12-month period with performance that was slightly ahead of their investment-grade municipal counterparts, due in part to their generally lower sensitivity to interest-rate risk.

Although market performance was poor, the fundamentals within the municipal bond market remained firm. The gradual reopening of the economy as COVID-19 becomes less of a factor, substantial federal aid packages passed and distributed during 2020-2021, and rising tax receipts have contributed to a steady improvement in the financial health of municipal issuers. The default rate within the municipal market has also remained very low, which we believe helps to illustrate the gap between price performance and the underlying strength of municipal issuers.

Q	What factors affected the Fund’s performance relative to the Bloomberg Index during the 12-month period ended August 31, 2022?
A	The Fund’s relative performance benefited during the 12-month period from an underweight allocation versus the benchmark in special-tax revenue bonds. A large portion of the special-tax sector has consisted of bonds issued from real estate development deals. As mortgage rates increased during the period, special-tax revenue bonds underperformed as the rising rates weighed on the outlook for the property sector in general, and so the Fund’s underweight to the sector aided relative returns. In addition, security selection results within the hospital(s) sector contributed positively to the Fund’s relative performance during the period.

From a ratings perspective, the Fund’s allocation to non-rated municipal bonds was a key positive contributor to benchmark-relative performance for the period. Each non-rated municipal bond is subject to our in-depth credit analysis process before we consider adding it to the portfolio, and our team of analysts assigns every non-rated bond an internal rating. In addition, we review all obligors of the non-rated bonds held in the portfolio, and seek to make once-per-year site visits (optimally) to help ensure the ability of the non-rated issuers to maintain their coupon payments is not at risk.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 5

A key detractor from the Fund’s relative returns during the period was the portfolio’s allocation to investment-grade municipal bonds, as investment-grade municipals are typically more sensitive to changes in interest rates than high-yield municipals. During a period that saw a rapid rise in US Treasury rates have a negative effect on the more interest-rate-sensitive portions of the municipal market, the Fund’s exposure to investment-grade municipals was a drag on relative returns. We reduced the portfolio’s allocation to investment-grade municipals as we saw opportunities in the high-yield municipal segment present themselves. Another detractor from relative performance during the period was the Fund’s positioning with respect to pollution control revenue (PCR) bonds and industrial development revenue (IDR) bonds (that is, tax-exempt debt issued by municipal entities to finance projects used by private corporations).

At the individual security level, the Fund’s underweight allocation to bonds issued by the Commonwealth of Puerto Rico aided relative returns, as the performance of the Commonwealth’s debt lagged that of the broader municipal bond market. Exposure to revenue bonds issued by Southwestern Illinois Development Authority (Special Facilities) was another positive contributor to the Fund’s relative results. On the downside, the portfolio’s positions in revenue bonds issued by Capital Trust Agency Senior Living (Florida) and Metropolitan Pier & Exposition Authority (Illinois) were key detractors from the Fund’s relative performance during the period.

Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended August 31, 2022?
A	The Fund’s monthly distribution rate remained unchanged over the 12-month period.
Q	Did the Fund have any exposure to derivative securities during the period?
A	The Fund had no exposure to derivatives during the 12-month period.
Q	What is your investment outlook heading into the Fund’s new fiscal year?
A	We see the potential for further market volatility given the broad uncertainty surrounding inflation, Fed monetary policies, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond space, and we foresee very low odds of a wholesale rise in default risk. The ratio of ratings upgrades
**	Distributions are not guaranteed.

6 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

to downgrades within the municipal market has remained favorable as well. We also have seen record tax payments in issuing states, as well as budget surpluses. While corporate and government debt levels have risen significantly since the financial crisis of 2008, the municipal market has continued to hover at around $4 trillion in outstanding debt. We believe this provides a positive underpinning for the market and indicates greater financial discipline among municipal issuers. In our view, those factors indicate that the weakness in prices has not been accompanied by a meaningful decline in underlying fundamentals in the municipal market. We would also note that the recent market downturn has caused the ratio of tax-exempt yields to US Treasury yields to rise (the Municipal-to-Treasury ratio), which has often been an indication of improving value in the market, given that the higher the Municipal-to-Treasury ratio, the more attractive municipals are relative to Treasuries. We believe the attractive yields currently available on municipal bonds could help drive rising demand, which would be a positive for the market, especially since expectations are for limited supply through year-end.

As is always the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. That approach was successful over the past 12 months, as the Fund did not have any exposure to bonds that defaulted. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.

Please refer to the Schedule of Investments on pages 34–51 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

*** Diversification does not assure a profit nor protect against loss.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 7

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

8 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Portfolio Summary | 8/31/22

Portfolio Diversification(a)

(As a percentage of total investments)*

State Diversification(a)

(As a percentage of total investments)*

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 9

10 Largest Holdings(a)
(As a percentage of total investments)*
1.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2,
	Series B2, 5.00%, 6/1/55	5.04%
2.	Tobacco Settlement Financing Corp., Series B1, 5.00%, 6/1/47	3.19
3.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	3.15
4.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured
	Series A1, 5.00%, 7/1/58	2.34
5.	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	2.18
6.	Arkansas Development Finance Authority, Big River Steel Project,
	4.50%, 9/1/49 (144A)	1.99
7.	New York Counties Tobacco Trust IV, Series A, 5.00%, 6/1/45	1.95
8.	Tuscaloosa County Industrial Development Authority, Hunt Refining
	Project, Series A, 5.25%, 5/1/44 (144A)	1.69
9.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
	5.00%, 6/15/50	1.57
10.	Dominion Water & Sanitation District, 5.875%, 12/1/52	1.56

(a)	The Fund invests as a feeder fund in Pioneer High Income Municipal Portfolio (the "Portfolio"), and owns a pro rata interest in the Portfolio's net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at August 31, 2022 are based on the holdings of the Portfolio. For more complete details about the Portfolio's investment portfolio, see page 33.
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Prices and Distributions | 8/31/22

Net Asset Value per Share

	8/31/22	8/31/21
Net Asset Value per Share	$8.93	$10.34

Distributions per Share

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
9/1/21-8/31/22	$0.4523	$ —	$ —

Index Definitions

The Bloomberg U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $10,000 Investment” charts shown on page 12.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 11

Performance Update | 8/31/22

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer MAP - High Income Municipal Fund during the period shown, compared to that of the Bloomberg U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2022)

		Bloomberg
	Net	U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
Life-of-Fund
(12/21/20)	-2.24%	-1.98%
1 Year	-9.49	-10.06

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
2,190.00%	0.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2032 for Pioneer MAP - High Income Municipal Fund. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer MAP - High Income Municipal Fund*

Based on actual returns from March 1, 2022 through August 31, 2022.

Beginning Account	$1,000.00
Value on 3/1/22
Ending Account Value	$923.80
(after expenses)
on 8/31/22
Expenses Paid	$0.00
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer MAP - High Income Municipal Fund*

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2022 through August 31, 2022.

Beginning Account	$1,000.00
Value on 3/1/22
Ending Account Value	$1,025.21
(after expenses)
on 8/31/22
Expenses Paid	$0.00
During Period**

*	Includes the Fund's share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**	Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investment in Pioneer High Income Municipal Portfolio, at value	$ 9,622
Total assets	$ 9,622
LIABILITIES:
Total liabilities	$ —
NET ASSETS:
Paid-in capital	$10,765
Distributable earnings (loss)	(1,143)
Net assets	$ 9,622
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Based on $9,622/1,078 shares	$ 8.93

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 15

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Income allocated from Pioneer High Income Municipal Portfolio:
Interest from unaffiliated issuers	$ 460
Total Investment Income		$ 460
EXPENSES:
Administrative expenses	$12,792
Transfer agent fees	5
Registration fees	25,409
Professional fees	61,684
Printing expense	10,875
Miscellaneous	806
Total expenses		$ 111,571
Less fees waived and expenses reimbursed by the Adviser		(111,571)
Net expenses		$ —
Net investment income		$ 460
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Allocated from Pioneer High Income Municipal Portfolio:
Investments		$ (284)
Change in net unrealized appreciation (depreciation) allocated from
Pioneer High Income Municipal Portfolio:
Investments		$ (1,183)
Net realized and unrealized gain (loss) on investments		$ (1,467)
Net decrease in net assets resulting from operations		$ (1,007)

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

16 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Statement of Changes in Net Assets

	Year
	Ended	12/21/20 to
	8/31/22	8/31/21*
FROM OPERATIONS:
Net investment income (loss)	$ 460	$ 314
Net realized gain (loss)	(284)	18
Change in net unrealized appreciation (depreciation)	(1,183)	297
Net increase (decrease) in net assets resulting
from operations	$(1,007)	$ 629
DISTRIBUTIONS TO SHAREOWNERS:
($0.45 and $0.29 per share, respectively)	$ (475)	$ (290)
Total distributions to shareowners	$ (475)	$ (290)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ —	$10,010
Reinvestment of distributions	475	280
Net increase in net assets resulting from Fund
share transactions	$ 475	$10,290
Net increase (decrease) in net assets	$(1,007)	$10,629
NET ASSETS:
Beginning of year	$10,629	$ —
End of year	$ 9,622	$10,629

	Year	Year	12/21/20	12/21/20
	Ended	Ended	to	to
	8/31/22	8/31/22	8/31/21*	8/31/21*
	Shares	Amount	Shares	Amount
Shares sold	—	$ —	1,001	$10,010
Reinvestment of distributions	50	475	27	280
Net increase	50	$475	1,028	$10,290

* The Fund commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 17

Financial Highlights

	Year	12/21/20
	Ended	to
	8/31/22	8/31/21*
Net asset value, beginning of period	$ 10.34	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.44	$ 0.31
Net realized and unrealized gain (loss) on investments	(1.40)	0.32
Net increase (decrease) from investment operations	$ (0.96)	$ 0.63
Distributions to shareowners:
Net investment income	$ (0.45)	$ (0.29)
Net increase (decrease) in net asset value	$ (1.41)	$ 0.34
Net asset value, end of period	$ 8.93	$ 10.34
Total return(b)	(9.49)%	6.34%(c)
Ratio of net expenses to average net assets	0.00%(d)	0.00%(d)(e)
Ratio of net investment income (loss) to average net assets	4.52%	4.42%(e)
Portfolio turnover rate	38%(f)	11%(c)(f)
Net assets, end of period (in thousands)	$ 10	$ 11
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1,095.86%(d)	2,190.00%(d)(e)
Net investment income (loss) to average net assets	(1,091.34)%	(2,186.00)%(e)

*	The Fund commenced operations on December 21, 2020.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Includes the Fund's share of Pioneer High Income Municipal Portfolio's allocated expenses.
(e)	Annualized.
(f)	Represents the portfolio turnover rate of Pioneer High Income Municipal Portfolio.

The accompanying notes are an integral part of these financial statements. Additionally, the financial statements of the Pioneer High Income Municipal Portfolio are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

18 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer MAP-High Income Municipal Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation. The Fund commenced operations on December 21, 2020.

The Fund invests all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the 1940 Act as a diversified, open-end management investment company. At August 31, 2022, the Fund owned approximately 0.001% of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of Portfolio for additional information regarding significant accounting policies that affect the Fund.

The Fund offers a single class of shares. The Fund’s shares are offered through Amundi Distributor US, Inc. (the “Distributor”), an affiliate of the Amundi Asset Management US, Inc., the Fund’s investment adviser (the “Adviser”). Shares are offered at the Fund’s current net asset value (“NAV”) per share. The Amended and Restated Declaration of Trust of the Trust give the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.

The Adviser is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 19

contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format following the Portfolio’s Schedule of Investments.

20 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

B. Investment Income and Transactions

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date.

The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At August 31, 2022, the Fund was permitted to carry forward indefinitely $224 of short-term losses and $60 of long-term losses.

The tax character of distributions paid during the years ended August 31, 2022 and August 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Tax-exempt income	$443	$276
Ordinary income	23	14
Long-term capital gains	9	—
Total	$475	$290

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 21

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2022:

2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 27
Capital loss carryforward	(284)
Net unrealized depreciation	(886)
Total	$(1,143)

At August 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $10,508 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 180
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,066)
Net unrealized depreciation	$ (886)

D. Risks

The Fund invests substantially all of its assets in the Portfolio. Following are risks related to the Portfolio’s investments.

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

22 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 23

Fund invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.

Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (SOFR). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after

24 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent,

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 25

and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Fund does not pay a management fee under the Fund’s investment advisory agreement with the Adviser. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsor.

The Adviser has agreed to waive all expenses for the Fund. Fees waived and expenses reimbursed during the year ended August 31, 2022 are reflected on the Statement of Operations.

3. Compensation of Trustees and Officers

The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Fund did not pay Trustees’ compensation.

26 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

5. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XII and the Shareowners of Pioneer MAP-High Income Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer MAP-High Income Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XII (the “Trust”)) as of August 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer MAP-High Income Municipal Fund (one of the funds constituting Pioneer Series Trust XII) at August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

28 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 29

Additional Information (unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 61%.

30 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 31

in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

32 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

(The following financial statements of Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 33

Schedule of Investments | 8/31/22

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 99.4%
MUNICIPAL BONDS — 99.0% of
Net Assets(a)
Alabama — 2.0%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,593,950
2,990,750	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.50%, 5/1/32 (144A)	2,701,844
32,000,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	27,152,640
	Total Alabama	$ 32,448,434
Alaska — 0.2%
2,750,000	Northern Tobacco Securitization Corp., Series A,
	4.00%, 6/1/50	$ 2,485,808
1,500,000	Northern Tobacco Securitization Corp., Series B1,
	4.00%, 6/1/50	1,521,300
	Total Alaska	$ 4,007,108
Arizona — 2.7%
1,675,000	Arizona Industrial Development Authority, Doral
Academy Nevada Fire Mesa, Series A, 5.00%,
	7/15/49 (144A)	$ 1,648,837
12,795,000	Industrial Development Authority of the City of
Phoenix, 3rd & Indian School Assisted Living Project,
	5.40%, 10/1/36	11,486,199
9,535,000	Industrial Development Authority of the City of Phoenix,
Deer Valley Veterans Assisted Living Project,
	Series A, 5.125%, 7/1/36	8,640,617
1,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.00%, 5/1/34	1,052,380
3,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,152,130
15,770,000	Maricopa County Industrial Development Authority,
	4.00%, 10/15/47 (144A)	13,607,933
1,700,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/47 (144A)	1,607,197
2,400,000	Tempe Industrial Development Authority, Series A,
	6.125%, 10/1/52 (144A)	2,271,744
	Total Arizona	$ 43,467,037
Arkansas — 2.3%
34,765,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.50%, 9/1/49 (144A)	$ 31,909,403
5,500,000	Arkansas Development Finance Authority, Green
	Bond, 5.45%, 9/1/52 (144A)	5,427,895
	Total Arkansas	$ 37,337,298

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	California — 11.4%
80,000	California County Tobacco Securitization Agency,
	Asset-Backed, Series A, 5.875%, 6/1/43	$80,300
1,370,000	California County Tobacco Securitization Agency,
	Golden Gate Tobacco Settlement, Series A,
	5.00%, 6/1/47	1,316,721
185,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/36 (144A)	188,491
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/46 (144A)	2,045,300
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	11/1/49 (144A)	1,959,660
2,000,000	California Municipal Finance Authority, Series A, 5.00%,
	12/1/54 (144A)	1,999,280
2,910,000	California Municipal Finance Authority, Series B, 4.75%,
	12/1/31 (144A)	2,661,224
6,115,000	California Municipal Finance Authority, Series B, 5.25%,
	12/1/36 (144A)	5,609,901
4,530,000	California Municipal Finance Authority, Series B, 5.50%,
	12/1/39 (144A)	4,139,152
1,600,000	California Municipal Finance Authority, Baptist
	University, Series A, 5.50%, 11/1/45 (144A)	1,638,064
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.00%, 10/1/35	255,293
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.25%, 10/1/45	1,582,984
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	512,205
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,656,490
125,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	127,494
830,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.625%, 10/1/34	870,595
2,175,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 5.875%, 10/1/44	2,266,807
1,000,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 6.00%, 10/1/49	1,040,820
3,230,000	California School Finance Authority, View Park High
	School, Series A, 7.125%, 10/1/48 (144A)	3,380,356
1,875,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 5.00%,
	11/1/41 (144A)	1,945,444
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.125%,
	11/1/33 (144A)	1,599,016
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A, 6.375%,
	11/1/43 (144A)	4,114,912

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 35

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.25%, 12/1/43 (144A)	$ 1,032,430
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	5.50%, 12/1/58 (144A)	10,449,200
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	13,113,333
700,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/34	721,945
6,980,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	7,178,930
34,720,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	34,883,878
23,800,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	23,423,960
64,000,000	Golden State Tobacco Securitization Corp., Series A1,
	4.214%, 6/1/50	50,566,400
2,500,000(b)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,075,450
1,925,000(b)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	782,897
805,000	Tobacco Securitization Authority of Northern
	California, Series B1, 4.00%, 6/1/49	807,817
	Total California	$ 185,026,749
	Colorado — 4.6%
4,535,000(c)	2000 Holly Metropolitan District, Series A,
	5.00%, 12/1/50	$ 4,627,333
577,000(c)	2000 Holly Metropolitan District, Series B,
	7.50%, 12/15/50	562,258
1,735,000(c)	Belleview Village Metropolitan District, 4.95%, 12/1/50	1,514,881
1,250,000(c)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.00%, 12/1/49	1,141,712
2,090,000(c)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,144,925
4,090,000(c)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	4,069,550
25,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	24,997,500
3,379,000	Dominion Water & Sanitation District, 6.00%, 12/1/46	3,453,608
3,550,000(c)	Green Valley Ranch East Metropolitan District No. 6,
	Series A, 5.875%, 12/1/50	3,421,312
7,635,000(c)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	7,937,880
3,280,000(c)	Littleton Village Metropolitan District No. 2,
	5.375%, 12/1/45	3,293,022
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,119,217
4,880,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	4,877,121
1,000,000(c)	Ridgeline Vista Metropolitan District, Series A,
	5.25%, 12/1/60	1,030,410

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Colorado — (continued)
1,000,000(c)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.00%, 12/1/40 (144A)	$ 1,033,440
2,130,000(c)	Settler’s Crossing Metropolitan District No. 1, Series A,
	5.125%, 12/1/50 (144A)	2,186,871
597,000(c)	Settler’s Crossing Metropolitan District No. 1, Series B,
	7.625%, 12/15/50	590,851
1,875,000(c)	Village at Dry Creek Metropolitan District No. 2,
	4.375%, 12/1/44	1,858,612
1,250,000(c)	Villas Metropolitan District, Series A, 5.125%, 12/1/48	1,260,662
1,240,000(c)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/39	1,211,468
1,460,000(c)	Willow Bend Metropolitan District, Series A,
	5.00%, 12/1/49	1,360,078
755,000(c)	Willow Bend Metropolitan District, Series B,
	7.625%, 12/15/49	755,023
	Total Colorado	$ 74,447,734
	District of Columbia — 0.4%
915,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/32	$ 969,049
1,500,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/42	1,549,230
1,165,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/47	1,173,050
1,835,000	District of Columbia, Inspired Teaching Demonstration
	Public Charter School, 5.00%, 7/1/52	1,832,101
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	746,804
	Total District of Columbia	$ 6,270,234
	Florida — 0.9%
500,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/43	$ 90,000
750,000(d)	Capital Trust Agency, Inc., Series B, 5.00%, 7/1/53	135,000
500,000(d)	Capital Trust Agency, Inc., Series B, 5.25%, 7/1/48	90,000
850,000	County of Lake, 5.00%, 1/15/54 (144A)	808,851
700,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/39 (144A)	723,457
1,525,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/49 (144A)	1,479,113
300,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/31	296,259
10,475,000	Florida Development Finance Corp., Glenridge On
	Palmer Ranch Project, 5.00%, 6/1/51	9,161,435
2,500,000	Palm Beach County Health Facilities Authority, Toby &
	Leon Cooperman Sinai, 4.25%, 6/1/56	1,967,750
	Total Florida	$ 14,751,865

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 37

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce Authority,
	Asset-Backed, 5.625%, 6/1/47	$ 1,034,396
	Total Guam	$ 1,034,396
	Illinois — 15.3%
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	$ 1,833,992
8,010,000	Chicago Board of Education, 6.00%, 4/1/46	8,917,132
6,500,000(c)	Chicago Board of Education, 6.138%, 12/1/39	6,322,810
5,440,000(c)	Chicago Board of Education, 6.519%, 12/1/40	5,429,283
18,765,000(c)	Chicago Board of Education, Series A, 4.00%, 12/1/47	16,415,059
2,035,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/33	2,095,541
14,170,000(c)	Chicago Board of Education, Series A, 5.00%, 12/1/42	14,081,579
5,000,000(c)	Chicago Board of Education, Series A, 5.50%, 12/1/31
	(AMBAC Insured)	5,562,400
1,000,000(c)	Chicago Board of Education, Series A, 7.00%,
	12/1/46 (144A)	1,105,760
8,000,000(c)	Chicago Board of Education, Series B, 6.50%, 12/1/46	8,793,520
2,415,000(c)	Chicago Board of Education, Series C, 5.25%, 12/1/39	2,455,186
3,250,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/31	3,408,535
15,000,000(c)	Chicago Board of Education, Series D, 5.00%, 12/1/46	15,111,000
1,305,000(c)	Chicago Board of Education, Series G, 5.00%, 12/1/44	1,311,616
4,275,000(c)	Chicago Board of Education, Series H, 5.00%, 12/1/46	4,292,314
3,435,000(c)	City of Chicago, Series 2002B, 5.50%, 1/1/30	3,659,752
10,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/28	10,643,000
10,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/34	10,536,500
2,000,000(c)	City of Chicago, Series A, 5.00%, 1/1/44	2,031,520
9,200,000(c)	City of Chicago, Series A, 5.50%, 1/1/35	9,689,164
17,000,000(c)	City of Chicago, Series A, 5.50%, 1/1/49	17,601,460
7,975,000(c)	City of Chicago, Series A, 6.00%, 1/1/38	8,634,213
4,000,000(c)	City of Chicago, Series B, 6.314%, 1/1/44	3,883,600
4,270,000	City of Plano Special Service Area No. 3 & No. 4,
	4.00%, 3/1/35	4,309,412
4,050,000	Illinois Finance Authority, Series A2, 6.00%, 11/15/36	3,557,196
1,591,212(b)	Illinois Finance Authority, Cabs Clare Oaks Project,
	Series B1, 11/15/52	31,204
2,520,597(e)	Illinois Finance Authority, Clare Oaks Project,
	Series A3, 5.25%, 11/15/52	1,659,208
8,500,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 4.00%, 12/15/47	7,389,730
25,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.00%, 6/15/50	25,114,500
23,000,000	Metropolitan Pier & Exposition Authority, McCormick
	Place Expansion, 5.00%, 6/15/57	23,329,360
12,160,000	Southwestern Illinois Development Authority,
	5.00%, 6/1/53	11,831,802

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,415,000(d)	Southwestern Illinois Development Authority, Village
	of Sauget Project, 5.625%, 11/1/26	$ 1,344,250
3,040,000	Village of Lincolnwood, Series A, 4.82%, 1/1/41 (144A)	2,612,850
2,445,000	Village of Matteson, 6.50%, 12/1/35	2,505,563
1,139,000	Village of Volo IL Special Service Area No. 17,
	5.50%, 3/1/47	1,153,545
	Total Illinois	$ 248,653,556
	Indiana — 6.4%
8,230,000	City of Anderson, 5.375%, 1/1/40 (144A)	$ 7,168,577
630,000	City of Evansville, Silver Birch Evansville Project,
	4.80%, 1/1/28	612,121
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	5,638,689
600,000	City of Fort Wayne, 5.125%, 1/1/32	544,074
4,665,000	City of Fort Wayne, 5.35%, 1/1/38	4,006,302
24,990,000	City of Hammond, Custodial Receipts Cabelas
	Project, 7.50%, 2/1/29 (144A)	24,802,325
1,275,000	City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34	1,252,675
7,705,000	City of Kokomo, Silver Birch of Kokomo,
	5.875%, 1/1/37	7,497,967
1,155,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.60%, 1/1/33	1,167,058
6,000,000	City of Lafayette, Glasswater Creek Lafayette Project,
	5.80%, 1/1/37	6,105,420
900,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.10%, 1/1/32 (144A)	861,264
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	5,072,291
4,560,000	City of Terre Haute, 5.35%, 1/1/38	3,852,105
5,190,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.125%, 7/1/37	5,329,144
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	335,795
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	1,794,616
2,020,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.50%, 7/1/53	1,876,964
11,985,000	Indiana Housing & Community Development Authority,
	Series A, 5.00%, 1/1/39 (144A)	9,912,913
8,425,000	Indiana Housing & Community Development Authority,
	Evergreen Village Bloomington Project, 5.50%, 1/1/37	7,566,240
7,950,000	Town of Plainfield Multifamily Housing Revenue,
	5.375%, 9/1/38	7,616,100
	Total Indiana	$ 103,012,640

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 39

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Iowa — 0.5%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,007,680
	Total Iowa	$ 8,007,680
	Kansas — 0.7%
400,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/33	$ 365,636
11,215,000	Kansas Development Finance Authority, Series A,
	5.25%, 11/15/53	8,762,616
2,000,000	Kansas Development Finance Authority, Series A,
	5.50%, 11/15/38	1,785,500
	Total Kansas	$ 10,913,752
	Maryland — 0.1%
900,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	$ 924,354
	Total Maryland	$ 924,354
	Massachusetts — 0.4%
765,000(d)	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	$ 267,750
2,000,000(d)	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37 (144A)	700,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.00%, 4/15/40	1,273,763
4,500,000	Massachusetts Development Finance Agency, Linden
	Ponds, 5.125%, 11/15/46 (144A)	4,628,385
	Total Massachusetts	$ 6,869,898
	Michigan — 2.1%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 7,845,540
1,250,000	Flint Hospital Building Authority, Hurley Medical
	Center, Series A, 5.25%, 7/1/39	1,252,475
5,485,000	Flint International Academy, 5.75%, 10/1/37	5,485,000
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	5,910,991
1,105,000	Michigan Finance Authority, Series 2, 5.00%, 6/1/40	1,162,747
1,615,000	Michigan Finance Authority, Series B1, 5.00%, 6/1/49	1,666,632
4,000,000(e)	Michigan Strategic Fund, Series B, 7.50%, 11/1/41	4,269,720
7,115,000(e)	Michigan Strategic Fund, Michigan Department
	Offices Lease, Series B, 7.75%, 3/1/40	6,421,145
	Total Michigan	$ 34,014,250
	Minnesota — 1.9%
1,310,000	City of Bethel, 6.00%, 7/1/57	$ 1,238,081
4,210,000	City of Bethel, Series A, 5.00%, 7/1/48	4,111,612
1,000,000	City of Bethel, Series A, 5.00%, 7/1/53	960,080
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.00%, 3/1/34	2,662,270
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.00%, 3/1/39	2,033,900

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
3,515,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.00%, 7/1/55	$ 3,694,089
400,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.25%, 7/1/37	422,004
1,500,000	City of Deephaven, Eagle Ridge Academy Project,
	Series A, 5.50%, 7/1/50	1,571,025
3,145,000	City of Rochester, Series A, 5.25%, 9/1/43	2,797,195
6,080,000	City of Rochester, Series A, 5.375%, 9/1/50	5,318,967
1,500,000	City of Rochester, Rochester Math & Science Academy,
	Series A, 5.125%, 9/1/38	1,428,615
2,000,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Great River School Project,
	Series A, 5.50%, 7/1/52 (144A)	2,116,160
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	5.125%, 12/1/38	1,418,608
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.00%, 7/1/36	1,313,442
	Total Minnesota	$ 31,086,048
	Missouri — 0.2%
200,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	$ 201,280
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/36 (144A)	978,260
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.00%, 4/1/46 (144A)	2,136,999
	Total Missouri	$ 3,316,539
	New Jersey — 2.7%
905,000(d)	New Jersey Economic Development Authority,
	Series A, 4.70%, 9/1/28 (144A)	$ 869,768
1,255,000	New Jersey Economic Development Authority,
	Series A, 5.25%, 10/1/38 (144A)	1,231,619
565,000	New Jersey Economic Development Authority,
	Series A, 5.375%, 9/1/33 (144A)	532,857
1,140,000	New Jersey Economic Development Authority,
	Series A, 5.625%, 9/1/38 (144A)	1,043,898
6,125,000	New Jersey Economic Development Authority,
	Series A, 5.75%, 9/1/50 (144A)	6,349,604
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.25%, 7/1/37 (144A)	1,266,139
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, Series A,
	5.375%, 7/1/47 (144A)	2,606,975

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 41

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
7,205,000	New Jersey Economic Development Authority,
	Marion P. Thomas Charter School, Inc., Project,
	Series A, 5.375%, 10/1/50 (144A)	$ 7,050,597
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St. Peters University Hospital, 6.25%, 7/1/35	4,507,875
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/46	18,771,143
	Total New Jersey	$ 44,230,475
	New Mexico — 1.2%
1,690,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/23	$ 1,690,000
16,040,000(e)	County of Otero, Otero County Jail Project,
	9.00%, 4/1/28	16,040,000
1,750,000	Lower Petroglyphs Public Improvement District,
	5.00%, 10/1/48	1,605,712
	Total New Mexico	$ 19,335,712
	New York — 14.8%
7,800,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 4.75%, 11/15/45	$ 7,749,768
17,000,000	Metropolitan Transportation Authority, Green Bond,
	Series C1, 5.25%, 11/15/55	17,597,210
425,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.00%, 10/1/28 (144A)	444,949
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.00%, 10/1/38 (144A)	4,187,765
3,200,000	Chautauqua Tobacco Asset Securitization Corp.,
	5.00%, 6/1/48	3,199,904
10,000,000(d)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(d)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(d)	Erie County Industrial Development Agency,
	Galvstar LLC Project, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp., Asset-Backed,
	Series A, 5.00%, 6/1/45	8,690,651
4,395,000	Metropolitan Transportation Authority, Series A1,
	5.00%, 11/15/46	4,479,384
9,500,000	Metropolitan Transportation Authority, Series A1,
	5.00%, 11/15/48	9,718,690
4,845,000	Metropolitan Transportation Authority, Series A1,
	5.25%, 11/15/56	4,962,346
1,870,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/25	1,959,984
2,000,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/33	2,116,640
5,850,000	Metropolitan Transportation Authority, Series C1,
	5.00%, 11/15/56	5,931,432

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	New York — (continued)
17,100,000(b)	Metropolitan Transportation Authority,
	Series C2, 11/15/32	$ 11,669,895
9,000,000(b)	Metropolitan Transportation Authority,
	Series C2, 11/15/33	5,806,800
3,000,000	Metropolitan Transportation Authority, Series D1,
	5.00%, 11/15/43	3,089,280
2,969,643(e)	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A2, 5.25%, 6/1/26	2,946,391
22,015,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A3, 5.00%, 6/1/35	21,466,386
14,020,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A3, 5.125%, 6/1/46	13,463,826
1,635,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/42	1,576,516
32,420,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/45	31,341,711
18,100,000	New York Counties Tobacco Trust IV, Series A, 6.25%,
	6/1/41 (144A)	17,696,008
51,600,000(b)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Series S-4A,
	6/1/60 (144A)	2,557,296
6,450,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/45	6,300,424
10,000,000	New York Counties Tobacco Trust VI, Series A-2B,
	5.00%, 6/1/51	9,835,300
2,820,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	2,818,816
4,000,000	TSASC, Inc., Series B, 5.00%, 6/1/45	3,927,200
24,000,000	TSASC, Inc., Series B, 5.00%, 6/1/48	23,443,200
5,000,000	Westchester County Local Development Corp.,
	5.00%, 7/1/56 (144A)	4,091,750
3,530,000	Westchester County Local Development Corp.,
	Purchase Senior Learning Community, 5.00%,
	7/1/41 (144A)	3,137,076
	Total New York	$ 239,770,667
	Ohio — 5.5%
84,635,000	Buckeye Tobacco Settlement Financing Authority,
	Senior Class 2, Series B2, 5.00%, 6/1/55	$ 80,805,266
530,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.125%, 1/1/32 (144A)	459,876
5,275,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	4,375,929
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System,
	6.00%, 12/1/42	2,908,033
	Total Ohio	$ 88,549,104

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 43

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Pennsylvania — 4.0%
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	$ 1,017,410
200,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/32	200,378
2,535,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,542,047
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	8,924,855
1,310,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/32 (144A)	1,356,060
2,290,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/42 (144A)	2,253,017
3,335,000	Philadelphia Authority for Industrial Development,
	5.00%, 4/15/52 (144A)	3,173,386
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,699,724
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,571,260
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,457,881
9,435,000	Philadelphia Authority for Industrial Development,
	5.50%, 6/1/49 (144A)	9,774,094
975,000	Philadelphia Authority for Industrial Development,
	Series A, 5.00%, 11/15/31	993,135
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,126,084
8,295,000	Philadelphia Authority for Industrial Development,
	Global Leadership Academy Charter School Project,
	Series A, 5.00%, 11/15/50	8,281,894
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project,
	Series A, 6.50%, 6/1/45	2,212,320
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project,
	Series A, 6.625%, 6/1/50	2,956,405
340,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.00%, 6/15/32	341,465
1,045,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.125%, 6/15/42	1,011,832
970,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.25%, 6/15/52	928,115

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
1,020,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School, Series A,
	5.375%, 6/15/57	$ 966,776
3,570,000	Philadelphia Authority for Industrial Development,
	Universal Arts, 5.00%, 3/15/45 (144A)	3,386,645
	Total Pennsylvania	$ 64,174,783
	Puerto Rico — 6.2%
2,020,659(b)(c)	Commonwealth of Puerto Rico, Restructured
	Series A, 7/1/33	$ 1,146,966
1,570,171(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/33	1,490,422
1,411,375(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/35	1,296,912
1,211,332(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/37	1,084,627
1,646,948(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/41	1,440,651
2,712,803(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 4.00%, 7/1/46	2,303,712
876,798(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.25%, 7/1/23	883,374
1,748,733(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.375%, 7/1/25	1,803,381
1,732,895(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/27	1,851,824
1,704,781(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.625%, 7/1/29	1,832,640
1,655,840(c)	Commonwealth of Puerto Rico, Restructured
	Series A1, 5.75%, 7/1/31	1,804,866
4,745,000	Puerto Rico Commonwealth Aqueduct & Sewer
	Authority, Series A, 5.00%, 7/1/47 (144A)	4,690,527
6,685,000	Puerto Rico Electric Power Authority, Series AAA,
	5.25%, 7/1/21	5,398,137
3,535,000	Puerto Rico Electric Power Authority, Series CCC,
	4.80%, 7/1/28	2,850,094
1,285,000	Puerto Rico Electric Power Authority, Series CCC,
	5.00%, 7/1/24	1,040,850
3,735,000	Puerto Rico Electric Power Authority, Series DDD,
	5.00%, 7/1/23	3,025,350
3,315,000	Puerto Rico Electric Power Authority, Series TT,
	5.00%, 7/1/21	2,676,862
1,000,000	Puerto Rico Electric Power Authority, Series WW,
	5.00%, 7/1/28	810,000
1,130,000	Puerto Rico Electric Power Authority, Series ZZ,
	4.75%, 7/1/27	911,063
4,000,000	Puerto Rico Highway & Transportation Authority,
	Series A, 5.85%, 3/1/27	3,996,400

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 45

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/36	$ 93,516
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/37	92,781
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/38	92,345
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/39	91,588
100,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/40	90,930
110,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, 4.00%, 7/1/41	99,039
1,295,000	Puerto Rico Industrial Tourist Educational Medical &
	Environmental Control Facilities Financing
	Authority, Series A, 5.20%, 7/1/24	1,312,198
38,758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A1, 5.00%, 7/1/58	37,498,365
19,458,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, Restructured Series A2, 4.784%, 7/1/58	19,054,052
	Total Puerto Rico	$ 100,763,472
	Rhode Island — 0.4%
2,065,000(d)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, Series 2019, 7.345%, 9/1/47 (144A)	2,007,200
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/50	4,359,310
	Total Rhode Island	$ 6,738,210
	Tennessee — 0.1%
1,095,000	Metropolitan Government Nashville & Davidson County
	Industrial Development Board, 4.00%, 6/1/51
	(144A)	$ 905,401
	Total Tennessee	$ 905,401
	Texas — 4.0%
640,000	Arlington Higher Education Finance Corp., 3.50%,
	3/1/24 (144A)	$ 637,888
16,875,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	18,037,181
95,000	Arlington Higher Education Finance Corp., Series A,
	5.875%, 3/1/24	96,201
525,000	Arlington Higher Education Finance Corp., Series A,
	6.625%, 3/1/29	548,651

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
	Texas — (continued)
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.00%, 3/1/34	$ 385,860
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,247,086
280,000	City of Celina, 5.50%, 9/1/24	283,696
1,025,000	City of Celina, 6.00%, 9/1/30	1,050,082
2,590,000	City of Celina, 6.25%, 9/1/40	2,652,315
16,755,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.00%, 2/1/50 (144A)	15,790,080
3,335,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., Series B, 9.00%, 2/1/33 (144A)	3,033,783
100,000(f)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.25%, 8/15/35 (144A)	105,091
2,000,000(f)	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.50%, 8/15/45 (144A)	2,111,280
1,250,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.50%, 7/1/46	750,000
1,000,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series C, 5.75%, 7/1/51	600,000
75,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 6.00%, 7/1/26	41,250
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Village On The Park, Series D, 7.00%, 7/1/51	810,000
17,350,000(d)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.00%, 7/1/38	4,272,437
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., Series A, 5.75%, 12/1/54	6,184,026
1,000,000(e)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, Restructured, 0.001%, 12/1/30	550,220
	Total Texas	$ 65,187,127
	Virginia — 5.6%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.50%, 3/1/46	$ 2,940,000
2,050,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.40%, 3/1/45 (144A)	2,061,870
800,000	Embrey Mill Community Development Authority,
	5.30%, 3/1/35 (144A)	859,128
4,615,000	Embrey Mill Community Development Authority,
	5.60%, 3/1/45 (144A)	4,989,553
21,385,000	Tobacco Settlement Financing Corp., Series A1,
	6.706%, 6/1/46	20,101,900
51,495,000	Tobacco Settlement Financing Corp., Series B1,
	5.00%, 6/1/47	51,206,628
5,905,000(e)	Tobacco Settlement Financing Corp., Series B2,
	5.20%, 6/1/46	5,905,413
14,000,000(b)	Tobacco Settlement Financing Corp., Series D, 6/1/47	3,270,820
	Total Virginia	$ 91,335,312

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 47

Schedule of Investments | 8/31/22 (continued)

Principal
Amount
USD ($)		Value
	Wisconsin — 2.3%
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/33	$ 836,977
5,905,000	Public Finance Authority, Community School of
	Davidson Project, 5.00%, 10/1/48	6,332,699
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, Series A, 5.625%, 7/1/44	1,648,289
2,660,000	Public Finance Authority, Coral Academy Science
	Reno, 5.00%, 6/1/50 (144A)	2,792,814
400,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/36 (144A)	390,328
700,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/51 (144A)	618,023
1,130,000	Public Finance Authority, Coral Academy Science
	Reno, Series A, 4.00%, 6/1/61 (144A)	949,449
9,310,000	Public Finance Authority, Gardner Webb University,
	5.00%, 7/1/31 (144A)	9,925,484
275,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	275,316
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.00%, 8/1/36 (144A)	2,089,760
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,572,975
2,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 4.00%, 6/1/56 (144A)	1,447,600
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/37 (144A)	525,820
2,500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.00%, 6/1/52 (144A)	2,549,600
500,000(e)	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.613%, 6/1/47	534,295
2,500,000(e)	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.688%, 6/1/52	2,671,475
10,605,000(b)(d)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	1,060,500
	Total Wisconsin	$ 37,221,404
	TOTAL MUNICIPAL BONDS
	(Cost $1,719,605,965)	$ 1,603,801,239

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Principal
Amount
USD ($)		Value
DEBTORS IN POSSESSION FINANCING — 0.4%
OF NET ASSETS#
Retirement Housing — 0.4%
6,000,000+^	Springshire Retirement LLC - Promissory Note,
	9.00%, 12/1/22	$ 6,000,000
	Total Retirement Housing	$ 6,000,000
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $6,000,000)	$ 6,000,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.4%
	(Cost $1,725,605,965)	$ 1,609,801,239
	OTHER ASSETS AND LIABILITIES — 0.6%	$ 9,485,809
	NET ASSETS — 100.0%	$ 1,619,287,048

AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2022.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2022, the value of these securities amounted to $393,952,510, or 24.3% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Represents a General Obligation Bond.
(d)	Security is in default.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2022.
(f)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
+	Security is valued using significant unobservable inputs (Level 3).
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
#	Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
Springshire Retirement LLC - Promissory Note	12/1/2021	$6,000,000	$6,000,000
% of Net Assets			0.4%

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

49

Schedule of Investments | 8/31/22 (continued)

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:

Revenue Bonds:
Tobacco Revenue	24.5%
Education Revenue	22.3
Development Revenue	17.1
Health Revenue	16.7
Transportation Revenue	5.3
Other Revenue	3.8
Water Revenue	2.1
Facilities Revenue	1.6
Power Revenue	1.0
Industrial Revenue	0.2
Pollution Control Revenue	0.1
Utilities Revenue	0.1
94.8%
General Obligation Bonds:	5.2%
100.0%

Purchases and sales of securities (excluding short-term investments) for the year ended August 31, 2022, aggregated $682,626,380 and $771,065,755, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2022, the Portfolio did not engage in any cross trade activity.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1	– unadjusted quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3	– significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of August 31, 2022, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$ —	$ —	$6,000,000	$ 6,000,000
Municipal Bonds	—	1,603,801,239	—	1,603,801,239
Total Investments in Securities	$ —	$ 1,603,801,239	$6,000,000	$ 1,609,801,239

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Debtors in
Possession
Financing
Balance as of 8/31/21	$ —
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	—
Accrued discounts/premiums	—
Purchases	6,000,000
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/22	$ 6,000,000

During the period ended August 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 51

Statement of Assets and Liabilities | 8/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,725,605,965)	$1,609,801,239
Cash	10,434,437
Receivables —
Investment securities sold	270,200
Proceeds from contributions	9,812,705
Interest	27,202,022
Other assets	311,500
Total assets	$1,657,832,103
LIABILITIES:
Payables —
Investment securities purchased	$ 36,937,714
Value of withdrawals	1,410,002
Trustees’ fees	12,989
Due to affiliates	90,711
Accrued expenses	93,639
Total liabilities	$ 38,545,055
NET ASSETS:
Paid-in capital	$1,638,577,490
Distributable earnings (loss)	(19,290,442)
Net assets	$1,619,287,048

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Statement of Operations

FOR THE YEAR ENDED 8/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$84,627,761
Total Investment Income		$ 84,627,761
EXPENSES:
Administrative expenses	$ 135,928
Transfer agent fees	2,459
Custodian fees	12,169
Professional fees	77,275
Printing expense	925
Pricing fees	14,230
Trustees’ fees	85,150
ICI Fees	22,438
Miscellaneous	720
Total expenses		$ 351,294
Net investment income		$ 84,276,467
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (49,557,811)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(223,692,236)
Net realized and unrealized gain (loss) on investments		$(273,250,047)
Net decrease in net assets resulting from operations		$(188,973,580)

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 53

Statement of Changes in Net Assets

	Year
	Ended	12/21/20 to
	8/31/22	8/31/21*
FROM OPERATIONS:
Net investment income (loss)	$ 84,276,467	$ 58,334,376
Net realized gain (loss) on investments	(49,557,811)	3,461,252
Change in net unrealized appreciation (depreciation)
on investments	(223,692,236)	54,564,035
Net increase (decrease) in net assets resulting
from operations	$ (188,973,580)	$ 116,359,663
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$ 821,599,552	$ 221,001,901
Value of withdrawals	(1,068,188,723)	(43,510,000)
In-kind subscriptions	—	1,760,998,235
Net increase (decrease) in net assets resulting from
capital transactions	$ (246,589,171)	$1,938,490,136
Net increase (decrease) in net assets	$ (435,562,751)	$2,054,849,799
NET ASSETS:
Beginning of year	$ 2,054,849,799	$ —
End of year	$ 1,619,287,048	$2,054,849,799

* The Portfolio commenced operations on December 21, 2020.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Financial Highlights

	Year
	Ended	12/21/20 to
	8/31/22	8/31/21*
Total return	(9.34)%	6.30%(a)
Ratio of net expenses to average net assets	0.02%	0.02%(b)
Ratio of net investment income (loss) to average
net assets	4.47%	3.07%(b)
Portfolio turnover rate	38%	11%(a)(c)
Net assets, end of period (in thousands)	$1,619,287	$2,054,850

*	The Portfolio commenced operations on December 21, 2020.
(a)	Not annualized.
(b)	Annualized.
(c)	The portfolio turnover rate excludes purchases and sales from the transfer of assets from Pioneer High Income Municipal Fund (see note 1).

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 55

Notes to Financial Statements | 8/31/22

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2022, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At August 31, 2022, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP-High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020, the Pioneer High Income Municipal Fund transferred all of its investable assets, with a cost basis of $1,707,664,760 and a value of $1,760,998,235, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured to qualify as a tax-free exchange of assets.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s placement agent.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

56 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits portfolios to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a portfolio, to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on portfolio leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 57

valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

At August 31, 2022, one security was valued using fair value methods representing 0.37% of net assets. The value of this fair valued security was $6,000,000.

B. Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.

C. Federal Income Taxes

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income

58 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 59

securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of economic or market turmoil or a recession. To the extent the Portfolio invests significantly in a single state (including California, Illinois, New York and Indiana), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Portfolio will be more susceptible to associated risks and developments.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-

60 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (SOFR). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 61

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

E. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at August 31, 2022 are listed in the Schedule of Investments.

62 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

2. Management Agreement

The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser. Shareholders should be aware, however, that the Portfolio is an integral part of separately managed account programs, and the Adviser or an affiliate will be compensated directly or indirectly by separately managed account program sponsor.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended August 31, 2022, the Portfolio paid $85,150 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At August 31, 2022, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $12,989.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, Brown Brothers Harriman & Co. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates.

5. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s transfer agent.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Core Trust I and the Shareowners of Pioneer High Income Municipal Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Portfolio (the “Fund”) (one of the funds constituting Pioneer Core Trust I (the “Trust”)), including the schedule of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Municipal Portfolio (one of the funds constituting Pioneer Core Trust I) at August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended August 31, 2022 and the period from December 21, 2020 (commencement of operations) through August 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

64 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
October 28, 2022

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 65

Statement Regarding Liquidity Risk Management Program

As required by law, the Portfolio has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Portfolio could not meet requests to effect withdrawals from the Portfolio without significant dilution of remaining investors’ interests in the Portfolio. The Portfolio’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Portfolio’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Portfolio’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Portfolio held less liquid and illiquid assets and the extent to which any such investments affected the Portfolio’s ability to meet withdrawal requests. In managing and reviewing the Portfolio’s liquidity risk, the Committee also considered the extent to which the Portfolio’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Portfolio uses borrowing for investment purposes, and the extent to which the Portfolio uses derivatives (including for hedging purposes). The Committee also reviewed the Portfolio’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Portfolio’s cash flow projections, the Committee considered, among other factors, historical net withdrawal activity, withdrawal policies, ownership concentration, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. The Committee also considered the Portfolio’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding

66 Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22

sources, including, if applicable, the Portfolio’s participation in a credit facility, as components of the Portfolio’s ability to meet withdrawal requests. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger withdrawal requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Portfolio’s investments into one of four liquidity buckets. In reviewing the Portfolio’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Portfolio would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Portfolio primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Portfolio’s liquidity risk throughout the Reporting Period.

Pioneer High Income Municipal Portfolio | Annual Report | 8/31/22 67

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s and Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund and Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund and Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

68 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice President,	communications and securities
	earlier retirement	The Bank of New York (financial and securities services) (1986 – 2004)	processing provider for financial
	or removal.		services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22 69

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment	Carver Bancorp, Inc. (holding
	or removal.	bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY	company) and Carver Federal
		Associates, LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and Board
Treasurer, Harlem Dowling Westside
Center (foster care agency)
(1999 – 2018)

70 Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves until	Group, American International Group, Inc. (insurance company)
	a successor trustee is	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-
sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank)
(1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2006.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and investment
	trustee is elected or	company services) (1969 – 2012); Director, BNY International Financing Corp.
	earlier retirement	(financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp.
	or removal.	(financial services) (2009 – 2012); Director, Financial Models (technology)
(2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd.,
Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22 71

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and Chief	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based
Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	investment accounting software
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	for reporting and reconciliation
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	services) (September 2022 –
		Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset	present)
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International, Eaton
Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

**	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

72 Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2006. Serves at the	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	discretion of the Board	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer		since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	discretion of the Board	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	discretion of the Board	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and		May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2006. Serves at the	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	discretion of the Board	of all of the Pioneer Funds since 1999
Gary Sullivan (64)	Since 2006. Serves at the	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	discretion of the Board	Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (40)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020

Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22 73

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Officer
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	discretion of the Board	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	discretion of the Board	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022. Serves	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	at the discretion of	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Laundering Officer	the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

74 Pioneer MAP -High Income Municipal Fund | Annual Report | 8/31/22

This page was intentionally left blank.

Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22 75

This page was intentionally left blank.

76 Pioneer MAP - High Income Municipal Fund | Annual Report | 8/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32682-01-1022

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $51,020 payable to Ernst & Young LLP for the year ended August 31, 2022 and $47,460 for the year ended August 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $19,218 and $17,878 during the fiscal years ended August 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $19,218 and $17,878 during the fiscal years ended August 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date November 4, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date November 4, 2022

* Print the name and title of each signing officer under his or her signature.